BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST
BlackRock California Insured Municipal Bond Fund
(the “Fund”)

SUPPLEMENT DATED JULY 1, 2008
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Effective July 1, 2008, the Fund’s Prospectus is amended as set forth below.

Footnote (c) under the Average Annual Total Returns table on page 6 is deleted in its entirety and replaced with the following:

(c)	Investor A1 shares are available only to certain fee based programs, for dividend and capital gain reinvestment and on conversion from Investor B shares. Investor C1 shares are no longer available for purchase except for dividend and capital gain reinvestment for existing shareholders. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”

Footnote (b) under the Fee table on page 7 is deleted in its entirety and replaced with the following:

(b)	Investor A1 shares are available only to certain fee based programs, for dividend and capital gain reinvestment and on conversion from Investor B shares. Investor C shares generally are no longer available for purchase but continue to be available for dividend and capital gain reinvestment. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”

The table under “Your Account — Pricing of Shares” beginning on page 19 is amended to revise the “Availability” row as follows:

Investor A1

Availability	Available only to certain fee based programs, for dividend and capital gain reinvestment and on conversion from Investor B shares.

The first paragraph after the table under “Your Account — Pricing of Shares —Investor A Shares — Initial Sales Charge Option” on page 21 is amended to delete the first paragraph in its entirety and replace it with the following:

Investor A1 shares are available only to certain fee based programs, for dividend and capital gain reinvestment and on conversion from Investor B shares. You may exchange your Investor A1 shares for Investor A shares of another BlackRock Fund but if you exchange for a class with a higher front end sales charge, that higher charge may apply.

The table under “Your Account — How to Buy, Sell, Transfer and Exchange Shares” beginning on page 29 is amended to revise the “Buy Shares” row as follows:

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	Investor A1 shares are available only to certain fee based programs.

Investor B, and Investor C1 shares are not generally available for purchase.

The following changes are made to the Fund’s Statement of Additional Information.

The first paragraph under “Purchase of Shares — Initial Sales Charge Alternative — Investor A Shares” on page II-49 is amended to delete the first paragraph in its entirety and replace it with the following:

Investors who prefer an initial sales charge alternative may elect to purchase Investor A shares. Investor A1 shares generally are not continuously offered but are offered (i) for purchase by certain fee based programs and (ii) to certain investors who currently hold Investor A1 shares for dividend and capital gain reinvestment only. For ease of reference, Investor A and Investor A1 shares are sometimes referred herein to as “front-end load shares.”

CAIM-PR&SAI-SUP-0708